Exhibit 10.1

                             VALLEY COMMERCE BANCORP
                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN

1.    Purpose of Plan

      The Valley Commerce Bancorp Amended and Restated 1997 Stock Option Plan is intended to encourage officers, employees and directors of Valley Commerce Bancorp, a California corporation (the "Company"), and its Subsidiaries to acquire stock in the Company and to provide such persons with an additional incentive to promote the financial success of the Company.

2.    Defined Terms

      Capitalized terms used in this Plan have the following meanings:

            (a) "Board of Directors": The Board of Directors of the Company.

            (b) "Change of Ownership": Any (i) merger, consolidation, share exchange or reorganization of the Company with any other corporation in which the Company is not the surviving corporation, (ii) dissolution or complete liquidation of the Company, (iii) sale of all or substantially all of the assets of the Company, or (iv) transaction (or series of related transactions) in which there is a change in the beneficial ownership, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power or value of the Company's then outstanding equity securities. The term "equity securities" shall have the meaning set forth in Section 3(a)(11) of the Securities Exchange Act of 1934.

            (c) "Code": The Internal Revenue Code of 1986, as amended, together with all regulations.

            (d) "Committee": The Planning and Personnel Committee of the Board of Directors, or if there is none, the Board of Directors.

            (e) "Common Stock": The Common Stock of the Company, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 5(b) hereof.

            (f) "Company": Valley Commerce Bancorp, a California corporation and a bank holding company under the Bank Holding Company Act of 1956.

            (g) "Effective Date": The date on which the Plan shall become effective as set forth in Section 11.

            (h) "Fair Market Value": As applied to a specific date, the fair market value of the Common Stock on such date as determined in good faith by the Committee in the following manner:

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                  (1) If the shares of Common Stock are then listed on any
national or regional stock exchange, the Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

                  (2) If the shares of Common Stock are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the shares of Common Stock at the close of the date in question;

                  (3) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the earnings history and the prospects of the Company in light of market conditions generally.

      The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

            (i) "ISO": A stock option intended to meet the requirements of an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section.

            (j) "NQSO": A stock option (i) not intended to be an ISO and designated a non-qualified stock option by the Committee, (ii) in excess of the aggregate fair market value limitations set forth in Section 3(c) of this Plan, or (iii) intended to be an incentive stock option but which does not meet the requirements of incentive stock options.

            (k) "Option": Any stock option, either an ISO or NQSO, granted from time to time under the Plan.

            (l) "Optionee": An officer, employee or director of the Company or any of its Subsidiaries who has been granted an Option, and those heirs, legatees or legal representatives of such officer, employee or director who may exercise an Option pursuant to Section 7(b).

            (m) "Plan": This Valley Commerce Bancorp Amended and Restated 1997 Stock Option Plan, as it may be amended from time to time.

            (n) "Stock Option Agreement": A stock option agreement evidencing an Option in a form adopted by the Committee pursuant to Section 10(b).

            (o) "Subsidiary": A "subsidiary corporation" as defined in Section 424(f) of the Code, including any subsidiary corporation which becomes such after the Effective Date of the Plan.

3.    Incentive Stock Options

            (a) Eligibility. Full-time salaried officers and employees of the Company or a Subsidiary shall be eligible for selection to receive ISOs. No director of the Company who is not


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also a full-time salaried officer or employee of the Company or a Subsidiary may be granted an ISO hereunder. Subject to the express provisions of the Plan, the Committee shall select from the eligible class of employees and make recommendations to the Board of Directors concerning the individuals to whom ISOs shall be granted, the terms and provisions of the respective Incentive
Stock Option Agreements, the times at which such ISOs shall be granted, and the number of shares subject to each ISO. An individual who has been granted an ISO hereunder may, if he or she is otherwise eligible, be granted additional ISOs if the Board shall so determine.

            (b) Ten Percent or Greater Shareholders. Except as described in subsection (d) below, the Board of Directors or the Committee shall not grant an ISO to any individual who, at the time of the grant, owns stock possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

            (c) Limitation on Value of ISOs. The aggregate fair market value (determined as of the time the ISO is granted) of stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all plans of the Company and its Subsidiaries, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

            (d) Purchase Price of ISOs. The purchase price of stock subject to each ISO shall be determined by the Board or the Committee, but shall not be less than 100 percent of the fair market value of such stock at the time such option is granted, except, in the case of officers and employees who at the time of the grant own more than 10 percent of the total combined voting power of all classes of stock of the Company or a subsidiary corporation (as defined in Section 422 of the Code), in which case the purchase price of the stock shall not be less than 110 percent of the fair market value of such stock at the time such option is granted, and the term of such option shall be for no more than five years.

4.    Nonqualified Stock Options

            (a) Eligibility. Directors, full-time salaried officers (including full-time salaried officers who are also directors) and employees of the Company or a Subsidiary shall be eligible for selection to receive NQSOs. Subject to the express provisions of the Plan, the Committee shall select from the eligible class of individuals and make recommendations to the Board concerning the individuals to whom NQSOs shall be granted, the terms and provisions of the respective Nonqualified Stock Option Agreements (which need not be identical), the times at which such NQSOs shall be granted, and the number of shares subject to each NQSO. An individual who has been granted a NQSO may, if he or she is otherwise eligible, be granted additional NQSOs if the Board of Directors shall so determine.

            (b) Purchase Price of NQSOs. The purchase price of stock subject to each NQSO shall be determined by the Board of Directors or the Committee, but shall not be less than 100 percent of the fair market value of such stock at the time such option is granted.


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

5.    Shares Subject to Plan

            (a) Maximum Shares. The maximum number of shares of Common Stock that may be subject to Options and which are reserved for the Plan is 140,000 shares of Common Stock, subject to adjustment as provided in Section 5(b). If an Option expires or terminates for any reason without having been fully exercised, the unpurchased shares of Common Stock shall be added to the shares of Common Stock available for Options. The unpurchased shares of Common Stock shall not increase the maximum number of shares of Common Stock which may be subject to Options. Notwithstanding the foregoing, the number of shares for which Options may be granted and outstanding at any one time under the Plan may not exceed 140,000 less the number of shares for which options are outstanding at such time under the Company's Amended and Restated 1997 Stock Option Plan.

            (b) Adjustment of Shares and Price. In the event that the Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then, unless the change results in the termination of outstanding Options pursuant to
Section 7(c) or 7(d), the number of shares of Common Stock subject to this Plan and to outstanding Options and the exercise price for such shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of rights. Any new stock or securities into which the Common Stock has been changed or for which it has been exchanged shall be substituted for the Common Stock subject to this Plan and to outstanding Options; provided, however, that fractional shares may be deleted from the adjustment or substitution. Any determination made by the Committee pursuant to this Section shall be conclusive.

6.    Granting of Options

      The Board of Directors shall from time to time, in its sole discretion but subject to this Plan, determine:

            (a)   the persons who will be granted Options;

            (b)   the number of shares of Common Stock subject to each Option;
                  and

            (c)   whether the Option will be an ISO or an NQSO.

      An Option shall be considered to be granted on the date on which the Board of Directors authorizes the grant, provided that the Optionee executes a Stock Option Agreement in the form required by the Board of Directors. No Option pursuant to this Plan shall be granted to any eligible individual, if such Option grant along with all other outstanding Options of such individual would result in such individual having Options to acquire a number of shares of the Company that would in total be in excess of 10 percent of the outstanding shares of the Company. New Options may not be granted after the tenth anniversary of the Effective Date; provided, however, that the Board of Directors may, in its sole discretion, direct the Committee to suspend or cease granting Options at an earlier date.


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

7.    Exercise of Options

            (a) Exercise Rights. Subject to Sections 3(d) and 3(f) and Sections 7(b), 7(c) and 7(d), at the time of grant of the Option the Committee shall determine and set forth in the Stock Option Agreement the time or times the Option may be exercised, the period or periods during which the Option may be exercised, and the number of shares subject to the Option, except that

                  (i) no Option shall be exercisable prior to the date the Plan is approved by the Company's shareholders pursuant to Section 11;

                  (ii) no Option shall be exercisable after the expiration of 10 years from the date of grant; and

                  (iii) the calculation of the vesting period shall be suspended during any leave of absence at the request, or with the approval, of the Company or a Subsidiary.

            (b) Exercise of Options Following Termination of Employment. Subject to earlier termination of an Option pursuant to Section 7(a)(ii), 7(d), or 11, an Optionee who is an employee of the Company or a Subsidiary shall have the right, within the following periods of time following termination of the Optionee's employment with the Company or a Subsidiary, to exercise the Optionee's Option for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination):

                  (i) one year when termination is caused by the death or disability (meaning the Optionee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months); or

                  (ii) three months after termination for any reason other than the death or disability of the Optionee.

      In the event of the death of an Optionee who is an employee of the Company or a Subsidiary, the Optionee's heirs, legatees or legal representatives shall have the right to exercise the Optionee's Option for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination). To the extent the Option remains unexercised as of the end of the applicable period of time following termination of the Optionee's employment, the Option shall automatically terminate.

      A leave of absence at the request, or with the approval, of the Company or a Subsidiary shall not be deemed a termination for purposes of this Section 7(b), so long as the period of such


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

leave does not exceed 90 days, or, if longer, so long as the Optionee's right to reemployment with the Company (or a Subsidiary) is guaranteed by contract.

            (c) Exercise of NQSOs Following Termination of Directorship. Subject to earlier termination of a NQSO pursuant to Section 7(a)(ii), 7(d), or 11, an Optionee who is a non-employee director of the Company shall have the right, at any time within six months following termination of the Optionee's term as a director of the Company, to exercise the Optionee's Option for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's directorship was terminated.

            (d) Change of Ownership. In the event of a Change of Ownership consisting of a merger or consolidation in which the Company will not be the surviving corporation, each Option then outstanding shall become fully exercisable upon adoption by the Board of Directors of a plan or arrangement for such transaction; provided, the original vesting schedule shall be restored if the transaction is not completed. If the surviving corporation does not provide for the assumption of any Option or a substitution of a new option for any Option, the Company may cancel any Option not exercised prior to or as of the consummation of the Change in Ownership.

      To the extent not inconsistent with any applicable law, the Company shall use its best efforts to give at least 15 days advance notice of any proposed Change of Ownership transaction to each Optionee who has outstanding unexercised Options, which notice shall describe the transaction in general terms, and notify the Optionee of any action which the Company and the surviving corporation, if other than the Company, have decided to take pursuant to this
Section 7(d) with respect to that Optionee's Options.

            (e) Termination for Cause. If the Optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if the Optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, or engages in any conduct which constitutes unfair competition with the Company, or if the Optionee is removed from any office of the Company by any regulatory agency, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever, whether or not after termination of employment and whether the Optionee may receive any other benefits, including severance or salary continuation payments for any period.

8.    Exercise Procedure and Payment

            (a) Exercise Procedure. To exercise an Option, an Optionee must give written notice to the Company in form satisfactory to the Company specifying the number of whole shares, but in increments of not less than 10 (unless the Optionee is exercising all Options held), that the Optionee elects to purchase. The Company shall specify a closing date, which shall be not more than 30 days after the date of the Optionee's notice, for the payment of the exercise price and the issuance of the Common Stock being purchased. If any purchase of shares


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

requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending. The date of exercise shall be the date on which the written notice is received by the Company. On or before the closing date, the Optionee must deliver to the Company in form satisfactory to the Company all documents required under the Plan, the Stock Option Agreement and applicable laws and regulations with regard to the purchase of the shares of Common Stock, together with full payment of the exercise price and payment in cash of such amount as may be required to pay any and all applicable withholding taxes. Payment of the exercise price shall be made either (i) in cash (including check, bank draft or money order), or (ii) with the consent of the Committee and subject to Section 8(b), by delivering shares of Common Stock already owned by the Optionee, or (iii) by a combination of these forms of payment. Subject to compliance with this Plan and with any requirements imposed by the Committee or Bank under this Plan, the Company shall issue and deliver to the Optionee on the specified closing date or at the earliest practicable date after the specified closing date one or more certificates for the number of shares of Common Stock purchased. No Optionee shall have any rights of a shareholder with respect to any shares of Common Stock until certificates for the shares have been issued.

            (b) Payment with Stock. With the consent of the Committee, the Optionee may deliver Common Stock already owned by the Optionee, valued at Fair Market Value as of the closing date, in full or partial payment of the exercise price of the shares of Common Stock subject to any Option; provided, however, that no Common Stock already owned by the Optionee which is "statutory option stock" as defined in Section 424(c)(3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such Common Stock under Sections 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise.

            (c) Cashless Exercise. With the consent of the Committee and subject to applicable holding periods after grant of an Option, an Optionee may engage, through a broker, in a "cashless exercise," pursuant to which the Optionee sells all or some of the shares acquired substantially simultaneously with the exercise of the Option and remits to the Company net proceeds of the sale equal to the exercise price, and in such case the Company shall cooperate with the Optionee in this process; provided, the Optionee shall bear any costs of such process.

9.    Restrictions on Transfers; Securities Law Compliance

            (a) Transferability of Options. No Option shall be transferable otherwise than by will or under the laws of descent and distribution, nor shall any Option be sold, pledged, assigned, hypothecated, or encumbered. Each Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

            (b) Compliance with Securities and Other Laws. The Company may require investment or residency representations from an Optionee or impose other restrictions prior and as a condition to issuance of shares to the Optionee or transfer of shares by the Optionee. Shares of Common Stock shall not be issued to any Optionee until the Company has


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

obtained any required approval of any governmental authority or of any stock exchange on which the Common Stock is then listed and the Company and its counsel are satisfied that the proposed issuance complies with all applicable federal and state securities and other laws. Shares of Common Stock purchased under Options may not be transferred, sold, pledged, hypothecated or encumbered except in accordance with all applicable federal and state securities laws, rules and regulations and the provisions of this Plan and the Stock Option Agreements, and the certificates for the shares of Common Stock issued may bear a legend to that effect. Under no circumstances shall the Company be obligated to register or qualify the shares of Common Stock purchased under Options with the Securities and Exchange Commission or with applicable state securities agencies.

10.   Administration of Plan

            (a) The Committee. The Plan shall be administered by the Committee, which shall act upon majority vote. The Committee shall consist of three or more members of the Board of Directors. If at any time any class of equity securities of the Company is registered pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, then, to the extent possible, the Committee shall consist of two or more directors, all of whom shall, while serving on the Committee, be "disinterested administrators," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 as at such time in effect or any other provision that may replace the Rule and be in effect at such time.

            (b) Committee Authority. To clarify the Committee's powers and duties, but not to limit them, the Committee has full authority and power to:

                  (i) Interpret the provisions of the Plan and make rules and regulations for the administration of the Plan which are not inconsistent with the Plan;

                  (ii) Decide all questions of eligibility for Plan participation and for the grant of Options;

                  (iii) Adopt forms of Stock Option Agreements and other documents consistent with the Plan and, in the case of ISOs, with Section 422 of the Code;

                  (iv) Engage agents to perform legal, accounting and other professional services as it may deem proper for administering the Plan; and

                  (v) Take other actions reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by the Plan.

            (c) Indemnification. In addition to other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement or in satisfaction of a judgment in any


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

such action, suit or proceeding, except where such indemnification is expressly prohibited by the applicable laws of the State of California.

11.   Effective Date

      The Effective Date of the Plan shall be the date of its adoption by the Board of Directors; provided, however, that no Option shall be exercisable prior to the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at a meeting of the shareholders at which the Plan is considered. If shareholder approval is not obtained within one year after the Effective Date, then the Plan and all Options shall automatically terminate on the first anniversary of the Effective Date.

12.   Amendment and Termination

            (a) The Plan.

                  (i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no amendment shall, without the approval of the shareholders of the Company in the manner provided in Section 11 and in accordance with Section 422 of the Code, (a) change the class of persons eligible to receive Options or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of shares of Common Stock which may be purchased upon exercise of Options and issued under the Plan; or (c) materially increase the benefits accruing to Optionees under the Plan. Any amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Optionee under any Option, without the Optionee's consent.

                  (ii) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Company may terminate the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted; provided, however, that the terms of the Plan and Stock Option Agreements shall continue in full force and effect with respect to outstanding and unexercised Options and shares of Common Stock issued under the Plan.

            (b) Options. Subject to the terms and conditions and the limitations of the Plan, the Committee may in its sole discretion modify, extend or renew outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and authorize the granting of new Options in substitution (to the extent not exercised). Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, impair any rights or obligations under any Option previously granted.

13.   Miscellaneous

            (a) Employment. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Optionee with the Company, or any


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

Subsidiary or Parent, including the duration of such employment. No person shall have a right to be granted Options or, having been granted Options, to be selected again.

            (b) Multiple Options. Subject to the terms and restrictions set forth in the Plan, an Optionee may hold more than one Option.

            (c) Written Notice. Any notices required under the Plan shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Optionees and their assigns, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

            Valley Commerce Bancorp
            200 South Court Street
            Visalia, California 93291
            Attn: Chief Financial Officer

            (d) Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of California and, with respect to ISOs, shall be interpreted and administered in accordance with Section 422 of the Code. If any provision regarding an ISO is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Option being treated as an ISO for federal income tax purposes. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

            (e) Withholding Taxes. At or after the time an Option is exercised, in whole or in part, the Company may withhold from other payments due to Optionee, and if the payments are not sufficient, upon request of the Company the Optionee shall make adequate provision for federal and state income tax withholding obligations, if any, of the Company, any Subsidiary or the Parent which arise as a result of the exercise of the Option; provided, however, that the Committee may permit an employee who exercises a NQSO to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the shares that otherwise would be issued to him or her upon exercise of the NQSO.

            (f) Financial Information for Optionees. Not less often than annually, the Company shall provide each Optionee with a copy of the annual financial statements of the Company.

                                      * * *


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

      The undersigned, being the duly elected and acting Corporate Secretary of the Company, hereby certifies that the foregoing Plan was adopted by the Board of Directors of Bank of Visalia on February 18, 1997, approved by the shareholders of Bank of Visalia in accordance with Section 11 of the Plan on April 22, 1997, and amended and restated as the stock option plan of Valley Commerce Bancorp on January __, 2003.


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

                             VALLEY COMMERCE BANCORP

                   [Form of] INCENTIVE STOCK OPTION AGREEMENT

            This Incentive Stock Option Agreement, dated the ___ day of ___________, ____, by and between Valley Commerce Bancorp (the "Company"), and
__________________________ ("Optionee");

            WHEREAS, pursuant to the Amended and Restated 1997 Stock Option Plan of the Company (the "Plan"), a copy of which is hereto attached, the Board of Directors of the Company has authorized granting to Optionee an incentive stock option to purchase all or any part of ________________________ (_______)
authorized but unissued shares of the Company's common stock for cash at the price of __________________ Dollars and ___________ Cents ($_______.___) per
share, such option to be for the term and upon the terms and conditions hereinafter stated;

            NOW THEREFORE it is hereby agreed:

1. Grant of Option. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _____________ (______) shares of the Company's common stock (hereinafter called "stock") at the price of __________________Dollars and ___________ Cents ($_______.___) per
share, which price is not less than 100 percent of the fair market value of a share of the stock (or not less than the greater of $11 or 110 percent of the fair market value per share for optionee-shareholders who possess more than 10 percent of the Company's stock) as of the date of action of the Board of Directors granting this option.

2. Exercisability. This option shall be exercisable as to ________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________. This option shall remain exercisable as to all of such shares until _________ ____, _____ (but not later than ten years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

3. Exercise of Option. This option shall be exercised by written notice delivered to the Company stating the number of shares with respect to which this option is being exercised. Payment of the exercise price shall be made either
(i) in cash (including check, bank draft or money order), or (ii) with the consent of the Company's Board of Directors, by delivering shares of common stock already owned by Optionee valued at fair market value as of the closing date, or (iii) by a combination of these forms of payment; provided, however, that no common stock already owned by Optionee which is "statutory option stock" as defined in Section 424(c)(3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such common stock under Section 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise. Not less than 10 shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

4. Cessation of Employment. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be employed by the Company or a subsidiary corporation for any reason other than Optionee's death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time), this option shall expire 90 days thereafter. During the 90 day period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when the Optionee ceased to be employed by the Company or the subsidiary corporation.

5. Termination of Employment for Cause. If Optionee's employment by the Company or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within 30 days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Company or a subsidiary corporation upon the date of such termination for a reason other than cause, death, or disability. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith.

6. Nontransferability: Death or Disability of Optionee. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by the Company or a subsidiary corporation, or during the 90 day period referred to in Paragraph 4 hereof, this option shall expire one year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Company or a subsidiary corporation.

            If the Optionee shall terminate employment because of disability (as defined in Section 22(e) (3) of the Internal Revenue Code of 1986, as amended from time to time), the Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one year of the date of termination, but in no event later than the expiration date in Paragraph 2 hereof.

7. Employment. This Agreement shall not obligate the Company or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a subsidiary corporation to reduce Optionee's compensation.

8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Company's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

9. Modification and Termination by Board of Directors. The rights of Optionee hereunder are subject to modification and termination upon the occurrence of certain events as provided in Section 12 of the Plan.

10. Compliance with Laws. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of California and federal law pertaining to the issuance and sale of such shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of the Company of the same class are then listed shall have been complied with.

11. Notices. Any notice to the Company provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Company or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Company by personal delivery to its President or Chief Financial Officer.

12. Incentive Stock Option. This Stock Option Agreement is intended to be an Incentive Stock Option Agreement as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time. If for any reason this Stock Option Agreement does not qualify as an Incentive Stock Option Agreement as defined in Internal Revenue Code Section 422, then it shall be deemed to be a Non-Qualified Stock Option Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

OPTIONEE                                     VALLEY COMMERCE BANCORP


___________________________                  By: __________________________
Signature of Optionee
                                             Name: ________________________

                                             Title: _______________________

                             VALLEY COMMERCE BANCORP

                 [Form of] NON-QUALIFIED STOCK OPTION AGREEMENT

            This Non-qualified Stock Option Agreement, dated the _____ day of ____________, ____, by and between the Valley Commerce Bancorp (the "Company"), and _____________________ ("Optionee");

            WHEREAS, pursuant to the Amended and Restated 1997 Stock Option Plan of the Company (the "Plan"), a copy of which is hereto attached, the Board of Directors of the Company has authorized granting to Optionee a stock option to purchase all or any part of _________________ (____) authorized but unissued shares of the Company's common stock for cash at the price of __________Dollars and ______ Cents ($____.__) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

            NOW, THEREFORE, it is hereby agreed:

1. Grant of Option. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _________________(____) shares of the Company's common stock (hereinafter called "stock") at the price of ____________________ Dollars and _______ Cents ($____.__) per share, which price is not less than 100 percent of the fair market value of a share of the stock as of the date of action of the Board of Directors granting this option.

2.       Exercisability.  This option shall be exercisable ___________________
________________________________________________________________________________
_______________________________________________________________________________.
This option shall remain exercisable as to all of such shares until __________ __, ____ (but not after the expiration of ten years from the date this option is granted) unless this option has expired earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

3. Exercise of Option. This option shall be exercised by written notice delivered to the Company stating the number of shares with respect to which this option is being exercised. Payment of the exercise price shall be made either
(i) in cash (including check, bank draft or money order), or (ii) with the consent of the Company's Board of Directors, by delivering shares of common stock already owned by Optionee valued at fair market value as of the closing date, or (iii) by a combination of these forms of payment; provided, however, that no common stock already owned by Optionee which is "statutory option stock" as defined in Section 424(c)(3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such common stock under Sections 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise. Not less than 10 shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

4. Cessation of Employment or Directorship. Except as provided in Paragraphs 2 and 5 hereof, and unless the Board (or the Personnel and Planning Committee, if authorized) specifies a longer period, if Optionee shall cease to be employed or cease to be a director of the Company or a subsidiary corporation for any reason other than Optionee's death or disability, this option shall expire six months thereafter. During six month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when the Optionee ceased to be employed by or ceased to be a director of the Company or the subsidiary corporation.

5. Termination of Employment or Directorship for Cause. If Optionee's employment or directorship with the Company or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within 30 days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by or to be a director of the Company or a subsidiary corporation upon the date of such termination for a reason other than cause, death, or disability. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith.

6. Nontransferability; Death or Disability of Optionee. This option shall not be transferable except (i) by Will or by the laws of descent and distribution, or
(ii) to a member of Optionee's immediate family, to a partnership the members of which are all members of Optionee's immediate family, or to a family trust the beneficiaries of which are all members of Optionee's immediate family, and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by or while being a director of the Company or a subsidiary corporation, or during the six month period referred to in Paragraph 4 hereof, this option shall expire one year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by or ceased to be a director of the Company or a subsidiary corporation. If the Optionee terminates his or her employment or directorship because of a disability, the Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination at any time within 1 year of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

7. Employment. This Agreement shall not obligate the Company or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a subsidiary corporation to reduce Optionee's compensation.

8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Company's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

9. Modification and Termination By Board of Directors. The rights of Optionee hereunder are subject to modification and termination upon the occurrence of certain events as provided in Section 12 of the Plan.

10. Compliance with Laws. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of California and federal law pertaining to the issuance and sale of such shares and all applicable listing requirements of the securities exchanges, if any, on which shares of the Company of the same class are then listed shall have been complied with.

11. Notices. Any notice to the Company provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Company or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Company by personal delivery to its President or Chief Financial Officer.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

OPTIONEE                               VALLEY COMMERCE BANCORP


_______________________________        By: _____________________________
Signature of Optionee
                                       Name: ___________________________

                                       Title: __________________________